REINSURANCE COVER NOTE

                                                            Agreement No: 970078


                MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:

REINSURED:                 HOME STATE INSURANCE COMPANY
                           Red Bank, New Jersey
                           QUAKER CITY INSURANCE COMPANY
                           Trevose, Pennsylvania
                           PINNACLE INSURANCE COMPANY
                           Carrollton, Georgia
                           WESTBROOK INSURANCE COMPANY
                           Wallingford, Connecticut
                           (hereinafter referred to as the "Company")

TYPE: PRIVATE PASSENGER AND COMMERCIAL AUTOMOBILE LIABILITY AND PHYSICAL DAMAGE QUOTA SHARE REINSURANCE AGREEMENT

PERIOD: Continuous from December 31, 1996 at 12:01 a.m., Eastern Standard Time, subject to cancellation at any December 31 anniversary thereafter by either party giving ninety (90) days' prior written notice.

                           In the event of cancellation:

                           1. Reinsurers shall remain liable for their share of all policies in force hereunder at the effective date of cancellation until the natural expiration or prior termination date of said policies, not to exceed twelve (12) months, plus six (6) months odd time, or;
                           2. By mutual consent, Company shall reassume the unexpired liability for all in-force business as of the date of cancellation and the Reinsurers shall return their share of the unearned premium less ceding commission.

CLASS: All net in-force business classified by the Company as Private Passenger and Commercial Automobile Liability and Physical Damage (Comprehensive and Collision), including No-Fault, Uninsured and Underinsured Motorists and Medical Payments plus Garagekeepers Legal Liability and Garage Liability.

EXCLUSIONS:                This Agreement shall not apply to:

                           1. Assumed reinsurance other than business assumed via intra-company reinsurance, from United Pacific Insurance Company and Reliance Insurance Company, Delaware Private Passenger business written as a 100% Quota Share of companies with whom Quaker City Insurance Company has entered into rollover agreements, and facultative commercial automobile liability

                                                          REINSURANCE COVER NOTE

                                                            Agreement No: 970078


                               reinsurance in connection with business
                               originally produced by the Company and
                               specifically reported to working layer
                               Reinsurers.

EXCLUSIONS
(Continued):               2.  Loss or liability excluded by the provision of
                               the "Nuclear Incident Exclusion Clauses -
                               Liability and Physical Damage - Reinsurance -
                               USA and Canada."
                           3.  Financial Guarantee and Insolvency.
                           4.  Insolvency Funds.
                           5.  War Risks, as described in the North American
                               War Risk Exclusion Clause.
                           6.  All business  derived  directly or indirectly
                               from any Pool, Association or Syndicate. As respects Physical Damage business, loss or liability excluded by the provisions of the "Pools, Associations, Syndicates Exclusion
                               Clause." It is understood and agreed that this exclusion shall not apply to individual risks assigned to the Company under an Assigned Risk
                               Plan or similar plan.
                           7.  Speed Contests.
                           8.  Ambulances.

TERRITORIAL
SCOPE:                     As per the Company's original policies.

QUOTA SHARE
PARTICIPATION:             60% of the Company's Net Unearned Premium as
                           of December 31, 1996.

                           Net Unearned Premium shall be defined as the Company's net after all inuring reinsurance.

PREMIUM: 60% of the Company's Net Unearned Premium as of December 31, 1996. The Ceded Unearned
                           Premium as of December 31, 1996 is $21,974,603, payable as follows.

                           1. Funds transferred to Reinsurer - $7,400,000 at March 31, 1997 via wire transfer.

                           2.  Funds held by Company - $14,574,603.

CEDING
COMMISSION:                32.5% of ceded premium.

                                                          REINSURANCE COVER NOTE

                                                            Agreement No: 970078


REINSURER'S
AGGREGATE
LIMIT: Inclusive of allocated Loss Adjustment Expenses, shall be 175% of Nett Ceded Premium, not to exceed $35,000,000 for the Agreement period.

                           Nett Ceded Premium is defined to be Gross Ceded Premium less Ceding Commission.

LOSS
CORRIDOR:                  The Company shall retain 100% of the losses between
                           64.0% and 82.0% loss ratio.

PROFIT
COMMISSION:                At commutation of each underwriting year of
                           account, the Company shall be entitled to a Profit Commission equal to 100% of the following balance (if positive):

                           Gross Ceded Reinsurance Premium LESS,
                           Ceding Commission LESS,
                           3.50% of Gross Ceded Premium for Reinsurers' Expenses
                              (subject to a minimum of $500,000) LESS,
                           Paid Losses and Loss Adjustment Expenses PLUS, Salvage and Subrogation PLUS,
                           Interest credited on funds withheld (at the 90-day
                              Treasury-Bill rate).

                           Commutation is at the Company's option any time after six (6) months from inception of each underwriting year of account. However, a given underwriting year of account shall not be commuted unless all prior underwriting years of account have been commuted.

                           Payment by the Reinsurer of Profit Commission balance above, shall constitute a complete and final release of the Reinsurer from any further liability whether known or unknown.

                           Calculation of this Profit Commission adjustment shall apply collectively for all Companies reinsured under this Agreement, and not individually.

                                                          REINSURANCE COVER NOTE

                                                            Agreement No: 970078


COMMUTATION:               Provided that the balance in the Profit Commission
                           Account is positive, the Company may
                           commute this Agreement at the end of any calendar quarter ending after June 30, 1997.

                           Upon commutation, the Reinsurer shall pay the Company Profit Commission per the above schedule. In exchange for such payment, the Reinsurer shall be released from any and all current and future liability under this agreement.

LOSS
ADJUSTMENT
EXPENSES:                  Reinsurers shall be liable for their proportionate
                           share of loss adjustment expenses incurred (including litigation expenses and interest on judgments, but not including office expenses or salaries for the Company's regular employees).

REPORTS AND
ACCOUNTS:                  Within thirty (30)days after the close of each
                           quarter, the Company shall furnish to the Reinsurer the following:

                           Gross Earned Premium for the quarter LESS,
                           Ceding Commission allowed on the reinsurance premium
                              for the quarter LESS,
                           Reinsurers' share of paid loss and paid loss
                              adjustment expenses during the quarter PLUS,
                           Reinsurers' share of all salvage recovered
                              during the QUARTER,
                           Net balance due.

                           Any balances due either party will be payable within forty-five (45) days after the close of each quarter. All losses to be settled from funds withheld account until the fund balance is exhausted.

SPECIAL
TERMINATION:               The Reinsurer may terminate this Agreement at any
                           time upon giving at least thirty (30) days' prior notice in writing, for any of the following reasons:

                           A. Company's policyholders surplus drops by more than 35% from the prior year end.
                           B. Company is declared insolvent or placed in rehabilitation or receivership, etc.

                                                          REINSURANCE COVER NOTE

                                                            Agreement No: 970078


                           C. Company ceases writing new and renewal business subject to this Agreement.
                           D. Company becomes acquired or controlled by another entity.
                           E. Company fails to pay reinsurance premium when due.


SPECIAL
TERMINATION
(Continued):               In the event of Special Termination:

                           1. The annual aggregate limit shall equal 130% of net ceded premium actually received by the Reinsurer as of the date of Special Termination.

                           2. The Reinsurer shall have the option to terminate this Agreement on a cut-off basis.

CLAUSES:                   Net Liability.
                           Parties to the Agreement.
                           Reinsurers Liability.
                           Losses and Loss Settlements.
                           Extra Contractual Obligations on a 100% basis within
                              the Agreement limit.
                           Loss in Excess of Policy Limits on a 100% basis
                              within the Agreement limit.
                           Funding of Reserves.
                           Currency.
                           Taxes.
                           Access to Records.
                           Errors and Omissions, not to apply to Exclusions. Original Conditions.
                           Insolvency.
                           Arbitration.
                           Federal Excise Tax.
                           Service of Suit - NMA 1998 - Mendes & Mount
                              (where applicable).
                           Offset.
                           Severability.
                           Minet Re North America, Inc. Intermediary.

WORDING: Wording to follow Minet Re Clauses or BRMA Clauses where specified above and which comply with the requirements of the State of New York Insurance Department.

                                                          REINSURANCE COVER NOTE

                                                            Agreement No: 970078

REINSURERS:

                             NAIC
           FEIN No.          No.        Through Minet Re North America                    Share
           --------          ---        ------------------------------                    -----

           16-0366830        22314      Underwriters Reinsurance Company
                                          Concord, New Hampshire                           100%
                                                                                           ----

                                            Sub Total:                                     100%
                                                                                           ----
                                            TOTAL PLACEMENT:                               100%
                                                                                           ====

We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.

FOR AND ON BEHALF OF:

MINET RE NORTH AMERICA, INC.


___________________________                          DATE:  _______________
Senior Vice President


AGREED TO:

HOME STATE INSURANCE COMPANY
QUAKER CITY INSURANCE COMPANY
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY


___________________________                          DATE:  _______________
Authorized Signature

                                                          REINSURANCE COVER NOTE

                                                            Agreement No: 970078


Please examine this document carefully and advise us immediately if any of the details on the security used are not in accordance with your order or requirements.

                                              INTERESTS AND LIABILITIES CONTRACT


                                                         Agreement No.: BN970078


                       INTERESTS AND LIABILITIES CONTRACT


                                  in respect of


              PRIVATE PASSENGER AND COMMERCIAL AUTOMOBILE LIABILITY AND PHYSICAL DAMAGE QUOTA SHARE REINSURANCE AGREEMENT


                                     between


                          HOME STATE INSURANCE COMPANY
                              Red Bank, New Jersey
                          QUAKER CITY INSURANCE COMPANY
                              Trevose, Pennsylvania
                           PINNACLE INSURANCE COMPANY
                               Carrollton, Georgia
                           WESTBROOK INSURANCE COMPANY
                            Wallingford, Connecticut
                   (hereinafter referred to as the "Company")

                                       and

                        UNDERWRITERS REINSURANCE COMPANY
                             Concord, New Hampshire
            (hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company of the one part, and the Subscribing Reinsurer of the other part, that effective 12:01 a.m., Eastern Standard Time, December 31, 1996, the Subscribing Reinsurer subscribes a 100% share of the Interests and Liabilities of the "Reinsurer" as set forth in the PRIVATE PASSENGER AND COMMERCIAL AUTOMOBILE LIABILITY AND PHYSICAL DAMAGE QUOTA SHARE REINSURANCE AGREEMENT.

The share of the Subscribing Reinsurer in the Interests and Liabilities of the "Reinsurer" in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and Liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the Interests and Liabilities of the other reinsurers subscribing hereon.

                                              INTERESTS AND LIABILITIES CONTRACT


                                                         Agreement No.: BN970078

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in triplicate by their duly authorized officers:

In Shrewsbury, New Jersey, this              day of                    , 1997,

HOME STATE INSURANCE COMPANY
QUAKER CITY INSURANCE COMPANY
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY


-----------------------------------------------------

                                                           REINSURANCE AGREEMENT


                                                         Agreement No.: BN970078


              PRIVATE PASSENGER AND COMMERCIAL AUTOMOBILE LIABILITY AND PHYSICAL DAMAGE QUOTA SHARE REINSURANCE AGREEMENT


                                     between


                          HOME STATE INSURANCE COMPANY
                              Red Bank, New Jersey
                          QUAKER CITY INSURANCE COMPANY
                              Trevose, Pennsylvania
                           PINNACLE INSURANCE COMPANY
                               Carrollton, Georgia
                           WESTBROOK INSURANCE COMPANY
                            Wallingford, Connecticut




                                       and




                     Various Insurance/Reinsurance Companies












                          EFFECTIVE: December 31, 1996

                                              INTERESTS AND LIABILITIES CONTRACT


                                                         Agreement No.: BN970078

                          HOME STATE INSURANCE COMPANY
                          QUAKER CITY INSURANCE COMPANY
                           PINNACLE INSURANCE COMPANY
                           WESTBROOK INSURANCE COMPANY

              PRIVATE PASSENGER AND COMMERCIAL AUTOMOBILE LIABILITY AND PHYSICAL DAMAGE QUOTA SHARE REINSURANCE AGREEMENT

                                      INDEX

        ARTICLE
        -------

            I  - Business Covered
               - Net Liability
               - Parties to the Agreement
           II  - Commencement and Termination
               - Basis of Termination
               - Special Termination
          III  - Territory
           IV  - Exclusions
            V  - Reinsurer's Liability
               - Quota Share Participation
           VI  - Premium and Ceding Commission
               - Reports and Accounts
               - Contingent Commission
          VII  - Losses and Loss Settlements
               - Extra Contractual Obligations
               - Loss in Excess of Policy Limits
         VIII  - Funding of Reserves
           IX  - Currency
            X  - Taxes
           XI  - Access to Records
          XII  - Errors and Omissions
         XIII  - Original Conditions
          XIV  - Insolvency
           XV  - Arbitration
          XVI  - Federal Excise Tax

                                                           REINSURANCE AGREEMENT
                                                          Agreement No: BN970078
       ARTICLE
       -------

         XVII  - Service of Suit
        XVIII  - Offset
          XIX  - Severability
           XX  - Intermediary

Attachments:
------------

Letter of Credit Trust Agreement
Nuclear Incident Exclusion Clauses - Physical Damage and Liability -
  Reinsurance - USA and Canada
Pools, Associations, Syndicates Exclusion Clause

                                                           REINSURANCE AGREEMENT

                                                          Agreement No: BN970078


              PRIVATE PASSENGER AND COMMERCIAL AUTOMOBILE LIABILITY AND PHYSICAL DAMAGE QUOTA SHARE REINSURANCE AGREEMENT

            In consideration of the premium and terms and conditions
                              hereinafter set forth

                          The Reinsurers executing the
                       Interests and Liabilities Contract
                           attached to this Agreement
                  (hereinafter referred to as the "Reinsurer")

             do hereby indemnify, as herein provided and specified,

                          HOME STATE INSURANCE COMPANY
                              Red Bank, New Jersey
                          QUAKER CITY INSURANCE COMPANY
                              Trevose, Pennsylvania
                           PINNACLE INSURANCE COMPANY
                               Carrollton, Georgia
                           WESTBROOK INSURANCE COMPANY
                            Wallingford, Connecticut
                   (hereinafter referred to as the "Company")


                                    ARTICLE I

Business Covered:

The Reinsurer agrees to indemnify the Company, in respect of the net liability which may accrue to the Company under its policies, binders, or contracts of insurance or reinsurance or other evidence of liability, whether oral or written (hereinafter called "policies"), issued or contracted for by the Company, subject to the exclusions set forth in ARTICLE IV, Exclusions, and other terms and conditions of this Agreement as set forth herein on all net in-force business classified by the Company as Private Passenger and Commercial Automobile Liability and Physical Damage (Comprehensive and Collision), including No-Fault, Uninsured and Underinsured Motorists and Medical Payments plus Garagekeepers Legal Liability and Garage Liability.

Net Liability:

As respects Private Passenger and Commercial Automobile Liability, including No-Fault, Uninsured and Underinsured Motorists, Medical Payments, Garagekeepers Legal Liability and Garage Liability, the term "net liability" shall mean the gross amount on any one (1) loss occurrence less any reinsurance effected by the Company or by its agents. The term "loss occurrence" shall follow the definitions of the Company's original policies.

As respects Private Passenger and Commercial Automobile Physical Damage (Comprehensive and Collision), the term "net liability" shall mean the gross amount on any one (1) vehicle, or risk, less any reinsurance effected by the Company or by its agents.

The Company shall be the sole judge of what constitutes one (1) vehicle, or risk.

Parties to the Agreement:

Whenever the word "Company" is used in this Agreement, same shall be held to include any and/or all of the Companies, which are or may hereafter be under common control and named as reinsured companies forming the Company. This Agreement shall operate as if it were made between the Reinsurer and each reinsured Company individually. Premiums and Reports and Accounts made in accordance with ARTICLE VI and Losses and Loss Settlements made in accordance with ARTICLE VII are to be submitted in a manner that will identify each Company's premium remittances to the Reinsurer and the Reinsurer's individual loss obligations to each reinsured Company. Balances payable or recoverable by any insurer or individual named reinsurer shall not serve to offset any balances payable or recoverable to or from any other reinsured party to the Agreement.

The first named affiliated Company hereunder shall be deemed to be the agent of the Company and shall allocate each Company's premiums and losses as set forth in the preceding paragraph. However, each reinsured will be responsible for verifying the accuracy of the amounts reported.


                                   ARTICLE II

Commencement and Termination:

The term of this Agreement shall be from 12:01 a.m., Eastern Standard Time, December 31, 1996 and shall remain in force continuously thereafter subject to cancellation as of 12:01 a.m., Eastern Standard Time, any December 31 thereafter by either party upon not less than ninety (90) days' prior written notice being given to the other party. Such notice shall be sent by registered or certified mail, return receipt requested, and shall be deemed given upon its dispatch.

                                                           REINSURANCE AGREEMENT

                                                         Agreement No.: BN970078


Basis of Termination:

Should this Agreement be cancelled, the Reinsurer shall remain liable for all loss occurrences taking place subsequent to the time and date of cancellation of this Agreement covered by policies in force at the time and date of cancellation of this Agreement until the natural expiration or prior termination of such policies, but in no event for any loss occurrences taking place more than twelve
(12) months plus six (6) months' odd time subsequent to the cancellation of this Agreement; or by mutual consent between the Company and the Reinsurer, the Reinsurer shall not be liable for any loss occurrences taking place subsequent to the cancellation of this Agreement. Should the Company exercise the latter option, the Reinsurer shall return to the Company its share of the unearned premium, less the ceding commission allowed by the Reinsurer, applicable to the unexpired portion of policies covered under this Agreement.

If this Agreement should be cancelled while a loss occurrence covered hereunder is in progress, the Reinsurer shall be liable, subject to all other conditions of this Agreement, for its share of all individual losses resulting from such loss occurrence whether any such individual losses take place before or after such cancellation.

Special Termination:

It is especially understood and agreed that the Reinsurer shall have the right to terminate this Agreement forthwith upon the giving of thirty (30) days' notice in writing, which notice shall be in accordance with the termination provisions of this Article, for any of the following reasons:

     1. The Company's policyholders' surplus drops by more than thirty-five percent (35%) from the prior year end.
     2. The Company is declared insolvent or placed in rehabilitation, receivership, conservation or liquidation.
     3. The Company ceases writing new and renewal business subject to this Agreement.
     4.  The Company becomes acquired or controlled by another entity.
     5.  The Company fails to pay reinsurance premium when due.

If any law or regulation of the federal or state or local government of any jurisdiction in which the Company is doing business shall render illegal the arrangements made in this Agreement, the Agreement may be terminated immediately insofar as it applies to such jurisdiction by the Company giving notice to the Reinsurer to such effect.

                                                           REINSURANCE AGREEMENT

                                                         Agreement No.: BN970078


In the event of Special Termination:

     1. The annual aggregate limit shall equal 130% of net ceded premium actually received by the Reinsurer as of the date of Special Termination.
     2. The Reinsurer shall have the option to terminate this Agreement on a cut-off basis.


                                   ARTICLE III

Territory:

The liability of the Reinsurer under this Agreement shall be limited to losses in connection with business written by the Company's offices or agencies in the United States of America, its territories, possessions, dependencies, Puerto Rico and Canada, and shall apply to losses occurring within the territorial limits of the Company's original policies.


                                   ARTICLE IV

Exclusions:

This Agreement shall not cover:

    1. Assumed reinsurance other than business assumed via intra-company reinsurance, from United Pacific Insurance Company and Reliance Insurance Company, Delaware private passenger business written as a 100% Quota Share of companies with whom Quaker City Insurance Company has entered into rollover agreements, and facultative commercial automobile liability reinsurance in connection with business originally produced by the Company and specifically reported to working layer Reinsurers.
    2. Loss or liability excluded by the provisions of the "Nuclear Incident Exclusion Clauses Physical Damage and Liability - Reinsurance - USA and Canada," attached to, and forming part of, this Agreement.
    3.  Financial Guarantee and Insolvency.
    4. All liability of the Company arising, by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed; which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been

                                                           REINSURANCE AGREEMENT

                                                         Agreement No.: BN970078


        declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.
    5.  War Risks, as per the following clause:

        Regarding interests which at time of loss or damage are on shore, no liability shall attach hereto for any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

        This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits of the United States of America (comprising the fifty (50) states of the Union, the District of Columbia, its territories and possessions including the Panama Canal Zone and the Commonwealth of Puerto Rico, and including bridges between the USA and Mexico, provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under policies containing a standard war or hostilities or warlike operations exclusion clause.

        Nevertheless, this clause shall not be construed to apply to riots, strikes, civil commotion, vandalism, malicious damage, including acts committed by the agent of any government, party or faction engaged in war, hostilities, or other warlike operations, providing such agent is acting secretly and not in connection with any operation of military or naval armed forces in the country where the interest insured is situated.
    6. Loss or liability excluded by the provisions of the "Pools, Associations, Syndicates Exclusion Clause," attached to, and forming part of, this Agreement. It is understood and agreed that this exclusion shall not apply to individual risks assigned to the Company under an Assigned Risk Plan or similar plan.
    7.  Speed Contests.
    8.  Ambulances.


                                    ARTICLE V

Reinsurer's Liability:

The liability of the Reinsurer shall commence obligatorily and simultaneously with that of the Company, the premium on account of such liability to be credited to the Reinsurer from the original date of the Company's liability.

                                                           REINSURANCE AGREEMENT

                                                         Agreement No.: BN970078


Quota Share Participation:

As respects Private Passenger and Commercial Automobile Liability, the Company shall cede and the Reinsurer shall accept sixty percent (60%) of the Company's net liability on loss occurrences under all policies covered hereunder.

As respects Private Passenger and Commercial Automobile Physical Damage, the Company shall cede and the Reinsurer shall accept sixty percent (60%) of the Company's net liability on each vehicle under all policies covered hereunder.

Nevertheless, the Reinsurer's liability hereunder, inclusive of allocated loss adjustment expenses, shall not exceed 175% of the Nett Ceded Premium or $35,000,000, whichever the lesser, for the Agreement period. "Nett Ceded Premium" shall be the gross ceded premium during the Agreement period less the ceding commission allowed during the Agreement period.

Notwithstanding the above, the Company shall be responsible for all ultimate net loss otherwise recoverable from the Reinsurer under this Agreement above a loss ratio to the Reinsurer of sixty-four percent (64.0%) up to a loss ratio to the Reinsurer of eighty-two percent (82.0%). Loss ratio means the total of ultimate net loss from losses that occur with a date of loss during each twelve-month Agreement period for which the Reinsurer would be responsible under this Agreement in the absence of this Clause, divided by the ceded Reinsurer's premium during the same Agreement period.

With respect to extra contractual obligations and loss in excess of policy limits, as defined in ARTICLE VII, one hundred percent (100%) of the extra contractual loss and loss in excess of policy limits recoverable hereunder shall be included in any loss, but the contractual loss plus the extra contractual obligation and loss in excess of policy limits shall not exceed the limit of this Agreement.


                                   ARTICLE VI

Premium and Ceding Commission:

The premium payable to the Reinsurer shall be sixty percent (60%) of the Company's net unearned premiums on policies in force at the inception of this Agreement on the business covered hereunder. The Reinsurer shall allow the Company a provisional commission of 32.5% on the net premium ceded, (being gross written premium less cancellations and return premium). The commission allowance shall cover premium taxes of all kinds, local board assessments, and all other expenses and charges whatsoever (except losses and loss adjustment expenses) based upon premium ceded under this Agreement. The term "net unearned premium" shall be the unearned premium after all inuring reinsurance.

                                                           REINSURANCE AGREEMENT

                                                         Agreement No.: BN970078


The ceded unearned premium is payable to the Reinsurer on the following basis.

     a) Funds transferred to the Reinsurer via wire transfer at March 31, 1997 in the amount of $7,400,000.
     b)  Funds held by the Company in the amount of $14,574,603.

Reports and Accounts:

Within thirty (30) days after the close of each quarter, the Company shall render to the Reinsurer the following:

     a)  Gross earned premium for the quarter, LESS
     b) Ceding commission allowed on the reinsurance premium for the quarter, LESS
     c) Reinsurer's share of paid loss and paid loss adjustment expenses during the quarter, PLUS
     d) Reinsurer's share of all salvage or subrogation recovered during the quarter,
     e)  Net balance due.

The Company shall advise the unearned premium and outstanding losses by line of business and remit the Reinsurer's net balance within forty-five (45) days after the close of each quarter. In the event the net balance is due from the Reinsurer to the Company, the Reinsurer shall remit such net balance due within forty-five (45) days after receipt of the report. All losses shall be settled from the funds-withheld account until the fund balance is exhausted.

Contingent Commission:

The Reinsurer shall make a further allowance of 100% commission on the net profit for each period, calculated on the following basis:

    Commission calculations shall be prepared at commutation of each underwriting year of account with all losses occurring on ceded business in force during a calculation period charged against all premium ceded during the same calculation period.


INCOME

 (I)    Gross ceded reinsurance premium during the current period, PLUS

(II) Interest credited on funds withheld net of the ceding commission. Interest shall be applied at the 90-day Treasury-Bill rate.

                                                           REINSURANCE AGREEMENT


                                                         Agreement No.: BN970078
OUTGO

 (I) The losses and loss adjustment expenses paid for the current period less salvage, subrogation and other recoveries, PLUS

(II) The commission allowance applied to the gross ceded reinsurance premium for the period, PLUS

(III) An allowance of 3.50% of the gross ceded premium for the period for the management expenses of the Reinsurer, subject to a minimum of $500,000.

Note: The amount by which the total INCOME exceeds the total OUTGO shall be the net profit on which the profit commission will be calculated.

The first period shall cover from December 31, 1996 to December 30, 1997, and subsequent periods shall be each twelve (12) months thereafter. Commutation shall be at the Company's option any time after six (6) months following the inception of each underwriting year of account. However, a given underwriting year of account shall not be commuted unless all prior underwriting years of account have been commuted.

Provided that the balance in the profit commission calculation is positive, the Company may commute this Agreement at the close of any calendar quarter ending after June 30, 1997.

The commission calculation shall be prepared by the Company and forwarded to the Reinsurer for examination within thirty (30) days after the close of each period; the profit commission, if any, shall be payable by the Reinsurer within forty-five (45) days after the close of each period. Payment by the Reinsurer of the profit commission shall constitute a complete and final release of the Reinsurer from any and all further liability whether known or unknown under this Agreement.

Notwithstanding anything herein to the contrary, it is understood and agreed that the calculation of this commission adjustment shall apply to the aggregate commission collectively for all Companies reinsured under this Agreement, and not each reinsured Company individually.


                                   ARTICLE VII

Losses and Loss Settlements:

The Company or its designated representatives shall adjust, settle or compromise all losses hereunder. All such adjustments, settlements and compromises shall be binding on the Reinsurer, in proportion to

                                                           REINSURANCE AGREEMENT


                                                         Agreement No.: BN970078

its participation and the Reinsurer shall benefit proportionately in all salvage, subrogation and recoveries.

The Reinsurer shall bear its proportionate share of all loss expenses incurred by the Company including litigation expenses and interest on judgments (but not including office expenses or salaries of the Company's regular employees) in the investigation, adjustment, appraisal or defense of all claims under policies reinsured hereunder and the Reinsurer shall receive its proportionate share of any recoveries of such expense.

Extra Contractual Obligations:

Loss includes, within the limits as set forth in ARTICLE V, Quota Share Participation, any extra contractual obligations. "Extra contractual obligations" are defined as those liabilities not covered under any other provision of this Agreement and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which an extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original accident, casualty, disaster or loss occurrence.

However, this clause shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

Notwithstanding the foregoing, as respects New York Merchant Bakers Insurance Company and Home Mutual Insurance Company of Binghamton, New York only, in no event shall coverage be provided to the extent that such coverage is not permitted under New York law.

Loss in Excess of Policy Limits:

Loss includes, within the limits as set forth in ARTICLE V, Quota Share Participation, loss in excess of the limit of the Company's original policy, such loss in excess of the limit having been incurred because of failure by it to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

                                                           REINSURANCE AGREEMENT

                                                         Agreement No.: BN970078

However, this clause shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

For the purpose of this clause, the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original policy.


                                  ARTICLE VIII

(Applies only to a reinsurer who does not qualify for full credit as an admitted reinsurer by any state or any other governmental authority having jurisdiction over the Company's reserves.)

Funding of Reserves:

If a jurisdiction of the United States will not permit the Company, in the statements required to be filed with its regulatory authority(ies), to receive full credit as admitted reinsurance for any Reinsurer's share of obligations, the Company shall forward to such Reinsurer a statement of the Reinsurer's share of such obligations. Upon receipt of such statement the Reinsurer shall promptly apply for, and provide the Company with, a "clean," unconditional and irrevocable Letter of Credit, in the amount specified in the statement submitted, with terms and bank acceptable to the regulatory authority(ies) having jurisdiction over the Company.

"Obligations," as used in this Article shall mean the sum of reserves for unearned premiums, plus losses paid and allocated loss adjustment expenses paid by the Company but not yet recovered from the Reinsurer, reserves for reported losses, allocated loss adjustment expenses and losses incurred but not reported.

The Reinsurer hereby agrees that the Letter of Credit will provide for automatic extension of the Letter of Credit without amendment for one (1) year from the date of expiration of said Letter or any future expiration date unless thirty
(30) days prior to any expiration the issuing bank shall notify the Company by registered mail that the issuing bank elects not to consider the Letter of Credit renewed for any additional period. An issuing bank, not a "qualified bank" as defined by Regulation No. 133 promulgated by the Insurance Department of the State of New York, shall provide sixty (60) days' notice to the Company prior to any expiration.

Notwithstanding any other provision of this Agreement, the Company or any successor by operation of law of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator

                                                           REINSURANCE AGREEMENT


                                                         Agreement No.: BN970078

of the Company may draw upon such credit, without diminution because of the insolvency of any party hereto, at any time and undertakes to use and apply such credit for one (1) or more of the following purposes only:

        1. To pay the Reinsurer's share or to reimburse the Company for the Reinsurer's share of any obligations, as stipulated in the statement submitted by the Company to the Reinsurer, which is due to the Company and not otherwise paid by the Reinsurer.

        2. In the event the Company has received effective notice of non-renewal of the Letter of Credit and the Reinsurer's liability remains unliquidated and undischarged thirty (30) days prior to the expiry date of the Letter of Credit, to withdraw the balance of the Letter of Credit and place such sums in an interest bearing trust account to secure the continuing liabilities of the Reinsurer under this Agreement until a renewal Letter of Credit acceptable to the regulatory authority(ies) having jurisdiction over the Company, has been received by the Company. The Company shall provide to the Reinsurer payment of any interest thereon accruing from such account.

        3. To make refund of any sum which is in excess of the actual amount required for sub-paragraphs 1. and 2. of this paragraph of this Article.

At annual intervals or more frequently as determined by the Company, but never more frequently than quarterly, the Company shall prepare a specific statement, for the sole purpose of amending the Letter of Credit, of the Reinsurer's share of any obligations. If the statement shows that the Reinsurer's share of obligations exceeds the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Company of an amendment of the Letter of Credit increasing the amount of credit by the amount of such difference. If the statement shows, however, that the Reinsurer's share of obligations is less than the balance of credit as of the statement date, the Company shall, within thirty
(30) days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the Letter of Credit reducing the amount of credit available by the amount of such excess credit.

The bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to assure that withdrawals are made only upon the order of properly authorized representatives of the Company. The Company shall incur no obligation to the bank in acting upon the credit, other than as appears in the express terms thereof.

If a Letter of Credit is issued as provided herein, the Reinsurer shall enter into a Letter of Credit Trust Agreement which shall conform in substance to the Trust Agreement attached to, and forming part of, this Agreement.

                                                           REINSURANCE AGREEMENT


                                                         Agreement No.: BN970078

                                   ARTICLE IX

Currency:

All payments made under this Agreement shall be in currency of the United States of America.


                                    ARTICLE X

Taxes:

It is understood and agreed that in consideration of the terms under which this Agreement is issued, the Company undertakes not to claim any deduction with respect to the premium hereon when making premium tax returns to the appropriate tax authorities.


                                   ARTICLE XI

Access to Records:

Upon reasonable notice being given to the Company, the Reinsurer or its duly authorized representatives shall at all reasonable times have free access during the term of this Agreement and subsequent to its termination, to the books and records of the Company so far as they relate to the business reinsured under this Agreement.


                                   ARTICLE XII

Errors and Omissions:

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified immediately upon discovery. This Article shall not apply to failure of the Company to comply with any exclusion provided in ARTICLE IV, Exclusions.

                                                           REINSURANCE AGREEMENT


                                                         Agreement No.: BN970078


                                  ARTICLE XIII

Original Conditions:

All amounts ceded hereunder shall be subject to the same gross rates and to the same clauses, conditions and modifications of the Company's policies, subject to the limits, terms and conditions of this Agreement.


                                   ARTICLE XIV

Insolvency:

In the event of the insolvency of the Company or the appointment of a conservator, liquidator, receiver or statutory successor, this reinsurance shall be payable by the Reinsurer immediately upon demand directly to the Company or its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim.

It is agreed however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Company indicating the policy or bonds reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership and that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable subject to court approval against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

Where two (2) or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Company.

The reinsurance under this Agreement shall be payable by the Reinsurer directly to the Company, or to its liquidator, receiver, conservator or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (a) where the agreement specifically provides another payee of

                                                           REINSURANCE AGREEMENT


                                                         Agreement No.: BN970078

such reinsurance in the event of the insolvency of the Company and (b) where the Reinsurer with the consent of the direct insured or insureds and with the prior approval of the Superintendent of Insurance of the state of New York to the certificate of assumption on New York risks has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.


                                   ARTICLE XV

Arbitration:

Any dispute or other matter in question between the Company and the Reinsurer arising out of or relating to the formation, interpretation, performance, or breach of this Agreement, whether such dispute arises before or after termination of this Agreement, shall be settled by arbitration. Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one (1) party to the other within a reasonable time after the dispute has arisen.

If more than one (1) reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one (1) party for the purposes of this Article, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers under the terms of this Agreement from several to joint.

Each party shall appoint an individual as arbitrator and the two (2) so appointed shall then appoint a third arbitrator. If either party refuses or neglects to appoint an arbitrator within sixty (60) days, the other party may appoint the second arbitrator. If the two (2) arbitrators do not agree on a third arbitrator within sixty (60) days of their appointment, each of the arbitrators shall nominate three (3) individuals. Each arbitrator shall then decline two (2) of the nominations presented by the other arbitrator. The third arbitrator shall then be chosen from the remaining two (2) nominations by drawing lots. The arbitrators shall be active or retired officers of insurance or reinsurance companies or Lloyd's, London Underwriters; the arbitrators shall not have a personal or financial interest in the result of the arbitration.

Any arbitration hearings shall be held in the Company's Home Office, unless some other place is mutually agreed upon by the interacting parties. With regard to any New York domicile, arbitration hearings shall be held in New York. Each party shall submit its case to the arbitrators within sixty (60) days of the selection of the third arbitrator or within such longer period as may be agreed by the arbitrators. The arbitrators shall not be obliged to follow judicial formalities or the rules of evidence except to the extent required by governing law, that is, the state law of the situs of the arbitration as herein agreed; they shall make their decisions according to the practice of the reinsurance business. The decision rendered by a majority of the arbitrators shall be made within sixty (60) days upon the

                                                           REINSURANCE AGREEMENT


                                                         Agreement No.: BN970078

close of the arbitration hearing, and the decision shall be final and binding on both parties. Such decision shall be a condition precedent to any right of legal action arising out of the arbitrated dispute which either party may have against the other. Judgment upon the award rendered may be entered in any court having jurisdiction thereof.

Each party shall pay the fee and expenses of its own arbitrator and one-half of the fee and expenses of the third arbitrator. All other expenses of the arbitration shall be equally divided between the parties.

Except as provided above, arbitration shall be based, insofar as applicable, upon the procedures of the American Arbitration Association.


                                   ARTICLE XVI

(Applicable to those reinsurers, excepting Underwriters at Lloyd's, London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

Federal Excise Tax:

The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

In the event of any return of premium becoming due hereunder, the Reinsurer will deduct the aforesaid percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


                                  ARTICLE XVII

(This Article only applies to reinsurers who are not domiciled in the USA and are not authorized in any state where authorization is required by insurance regulatory authorities in order for the Company to take credit for this reinsurance.)

Service of Suit:

In the event of the failure of the Reinsurer hereon to pay any amount claimed to be due hereunder, the Reinsurer hereon, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent

                                                           REINSURANCE AGREEMENT


                                                         Agreement No.: BN970078

jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

Service of process in such suit may be made upon Messrs. Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829, and in any suit instituted against it, under this Agreement, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

The above named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that they will enter a general appearance upon the Reinsurer's behalf in the event such a suit shall be instituted.

Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereon hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designates the above named as the person to whom the said officer is authorized to mail such process or a true copy thereof.


                                  ARTICLE XVIII

Offset:

The Company and the Reinsurer, each at its option, may offset any balance or balances, whether on account of premiums, claims and losses, loss expenses or salvages due from one party to the other under this Agreement; provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable statutes and regulations. In case of insolvency of a party hereto, offsets shall only be allowed in accordance with Section 7427 of the New York Insurance Law.


                                   ARTICLE XIX

Severability:

                                                           REINSURANCE AGREEMENT


                                                         Agreement No.: BN970078

If any provision of this Agreement shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction.


                                   ARTICLE XX

Intermediary:

Minet Re North America, Inc., is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Minet Re North America, Inc., Wadsworth Village - School Building, 130 Centre Street, 2nd Floor, Danvers, MA 01923. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed only to constitute payment to the Company to the extent that such payments are actually received by the Company.

                        LETTER OF CREDIT TRUST AGREEMENT

This Agreement between __________, (hereinafter called the "reinsurer"), and ____________ ________________(hereinafter called the "ceding insurer"), including any successor by operation of law of the ceding insurer including, without limitation, any liquidator, rehabilitator, receiver or conservator of such insurer.

WITNESSETH:

        The reinsurer has secured delivery to the ceding insurer of a clean, unconditional and irrevocable Letter of Credit of (issuing bank), No. ________, issued on ______, 19_____, in the sum of United States $__________, expiring on __________, 19____ ("the Credit") securing refund and payment to the ceding insurer of reinsurer's share of any obligations due or which may become due to the ceding insurer pursuant to the terms of the specific Reinsurance Agreement No. _______, between the parties which became effective on ____________, 19____.

        Now THEREFORE, in consideration of reinsurer having so applied for and secured delivery of said Letter of Credit, which is hereby acknowledged, the ceding insurer undertakes to use and apply any amounts which it may draw upon such Credit, without diminution because of the insolvency of the ceding insurer or the reinsurer, for the following purposes:

        (1) To pay or reimburse the ceding insurer for the reinsurer's share under the specific reinsurance agreement for any losses and allocated loss expenses paid by the ceding insurer but not recovered from the reinsurer or for unearned premiums due to the ceding insurer, if not otherwise paid by the reinsurer in accordance with the terms of such agreement or;

        (2) Where the ceding insurer has received notification of the nonrenewal of the Letter of Credit and where the reinsurer's entire obligations under the specific reinsurance agreement remain unliquidated and undischarged ten (10) days prior to such expiration date, to obtain a cash deposit equal to such obligations and deposit such amounts in a separate account in the name of the ceding insurer in any United States bank or trust company, apart from its general assets in trust for such uses and purposes specified in paragraph (1) of this Agreement as may remain executory after obtaining the cash deposit and for any period after such expiration date. Where the amounts held in such separate account exceed the actual amount required to fund the reinsurer's entire obligations under the specific reinsurance agreement, the ceding insurer shall make payment to the reinsurer of the excess amount.

"Obligations," whenever used in this Agreement, shall mean the following:

a)  reserves for unearned premiums;
b) losses and allocated loss expenses paid by the ceding insurer, but not recovered from the reinsurer;
c)  reserves for losses reported and outstanding;
d)  reserves for losses incurred but not reported; and
e)  reserves for allocated loss expenses.

                        NUCLEAR INCIDENT EXCLUSION CLAUSE
                       PHYSICAL DAMAGE - REINSURANCE - USA

1. This Reinsurance does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1. of this Clause, this Reinsurance does not cover any loss or liability accruing to the Company, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

     I. Nuclear reactor power plants including all auxiliary property on the site, or


     II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

     III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

     IV. Installations other than those listed in paragraph 2. III. above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs 1. and 2. hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph 3. shall not operate.

     (a) where Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or
     (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operations of paragraphs 1., 2. and 3. hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.   Company to be sole judge of what constitutes

     (a)  substantial quantities and
     (b)  the extent of installation, plant or site.

NOTES:

1. Without in any way restricting the operation of paragraph 1. hereof, it is understood and agreed that

     (a) all policies issued by the Company on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.
     (b) with respect to any risk located in Canada policies issued by the Company on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

2. Wherever used herein the term "Company" shall be understood to mean "Reassured", "Reinsured" or whatever other term is used in the attached reinsurance Agreement to designate the reinsured company.

                       NUCLEAR INCIDENT EXCLUSION CLAUSE -
                          LIABILITY - REINSURANCE - USA

1. This reinsurance does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2. Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Company (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

     LIMITED EXCLUSION PROVISION.*

     I. It is agreed that the policy does not apply under any liability coverage, to
          {injury, sickness, disease, death or destruction
                                                       with respect to which an
          {bodily injury or property damage

          insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

     II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

     III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

          (a)   become effective on or after May 1st, 1960, or

          (b) become effective before that date and contain the Limited Exclusion Provision set out above;

          provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Company on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

3.   Except for those classes of policies specified in Clause II of paragraph
     (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Company (new, renewal and replacement) affording the following coverages:

     Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

     BROAD EXCLUSION PROVISION.*

     It is agreed that the policy does not apply:

     I.   Under any Liability Coverage, to
                              {injury, sickness, disease, death or destruction {bodily injury or property damage
          (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or
           (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

     II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to  {immediate medical or surgical relief,
                                              to expenses incurred with respect
                       {first aid,

          to           {bodily injury, sickness, disease or death
                                              resulting from the hazardous
                       {bodily injury

properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.


     III. Under any Liability Coverage, to    {injury, sickness, disease,
                                                death or destruction
                                              {bodily injury or property damage
          resulting from the hazardous properties of nuclear material, if

          (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;
          (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or
          (c)   The    {injury, sickness, disease, death or
                         destruction
                                                           arises out of the
                       {bodily injury or property damage
                furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to {injury to or destruction of property at such nuclear facility.
                            {property damage to such nuclear facility and any property thereat.

     IV.  As used in this endorsement:

          "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or by-product material; "source material", "special nuclear material", and "by-product material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing by-product material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility included under the first two paragraphs of the definition of nuclear facility. "Nuclear facility" means

          (a)   any nuclear reactor;
          (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste;
          (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;
          (d) any structure, basin, excavation premises or place prepared or used for the storage or disposal of waste; and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations: "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

                {With respect to injury to or
                {destruction of property, the
                word "injury" or               "property damage" includes all
                {"destruction"  includes all     forms of radioactive
                forms of                        contamination of property.
                {radioactive contamination
                of property.

     V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after May 1st, 1960, provided this paragraph (3) shall not be applicable to

          (i) Garage and Automobile Policies issued by the Company on New York risks, or

          (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

                until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Company in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

*NOTE: The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

                       NUCLEAR INCIDENT EXCLUSION CLAUSE -

                     PHYSICAL DAMAGE - REINSURANCE - CANADA

1. This Agreement does not cover any loss or liability accruing to the Company directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1. of this clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

     (1) Nuclear reactor power plants including all auxiliary property on the site, or
     (2) Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or
     (3) Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or
     (4) Installations other than those listed in (3) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of paragraphs 1. and 2. of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3. shall not operate.

     (a) where the Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or

     (b) where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of paragraphs 1., 2. and 3. of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1974 or by any law amendatory thereof.

7.   Company to be sole judge of what constitutes:

     (a)  substantial quantities, and
     (b)  the extent of installation, plant or site.

8. Without in any way restricting the operation of paragraphs 1., 2., 3. and 4 of this clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer caused by any nuclear incident as defined in The Nuclear Liability Act, nuclear explosion or contamination by radioactive material.

NOTE: Without in any way restricting the operation of paragraph 1., 2., 3. and
4. of this clause, paragraph 8. of this clause shall only apply to all original contracts of the Company whether new, renewal or replacement which become effective on or after December 31, 1984.

                       NUCLEAR INCIDENT EXCLUSION CLAUSE -
                         LIABILITY REINSURANCE - CANADA

     1. This Agreement does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     2. Without in any way restricting the operation of paragraph 1 of this Clause, it is agreed that for all purposes of this Agreement all the original liability contracts of the Company whether new, renewal or replacement, of the following classes, namely,

          Personal Liability,
          Farmers Liability,
          Storekeepers Liability,

          which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

          LIMITED EXCLUSION PROVISION

          The Agreement does not apply to bodily injury or property damage with respect to which the Insured is also insured under a contract of nuclear energy liability insurance (whether the insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limits of liability.

          With respect to property, loss of use of such property shall be deemed to be property damage.

     3. Without in any way restricting the operation of paragraph 1 of this Clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers Liability, Storekeepers Liability or Automobile Liability contracts), which become effective on or after 31st December 1984, shall be deemed to include from their inception dates and thereafter, the following provision:

          BROAD EXCLUSION PROVISION

          It is agreed that this Policy does not apply:

          (a) to liability imposed by or arising under The Nuclear Liability Act, nor
          (b) to bodily injury or property damage with respect to which an Insured under this policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor
          (c) to bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:

                (i) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

                (ii) the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

                (iii) the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.

          As used in this Endorsement:

     1. The term "nuclear energy hazard" means the radioactive, toxic, explosive or other hazardous properties of radioactive material;

     2. The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

     3.   The term "nuclear facility" means:

          (a) any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;
          (b) any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them, (ii) processing or utilizing spent fuel, or (iii) handling, processing or packaging waste;
          (c) any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

          (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

          and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

     4. The term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

     5. With respect to property, loss of use of such property shall be deemed to be property damage.

                POOLS, ASSOCIATIONS, SYNDICATES EXCLUSION CLAUSE

Section A

Excluding:
           (a) All business derived directly or indirectly from any Pool, Association or Syndicate, which maintains its own reinsurance facilities.
           (b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property whether on a countrywide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

Section B

           It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance is excluded hereunder:

           Industrial Risk Insurers (successor to Factory Insurance Association and Oil Insurance Association), Associated Factory Mutuals, Improved Risk Mutuals.

           Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs.

           United States Aircraft Insurance Group, Canadian Aircraft Insurance Group, Associated Aviation Underwriters, American Aviation Underwriters.

Section B does not apply:

           (a) Where the Total Insured Value over all interests of the risk in question is less than $250,000,000.

           (b) To interests traditionally underwritten as Inland Marine or Stock and/or Contents written on a Blanket basis.

           (c) To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided under Section B(a).

           (d) To Risks as follows: Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than Railroad Schedules) and Builders Risks on the classes of risks specified in this subsection (d) only.

NOTES:  Wherever used herein the term:

           "Company" shall be understood to mean "Reassured", "Reinsured" or whatever other term is used in the attached reinsurance Agreement to designate the reinsured company.

           "Agreement" shall be understood to mean "Contract", "Policy" or whatever other term is used to designate the attached reinsurance document.